SUMMARY PROSPECTUS September 28, 2021

WAVELENGTH INTEREST RATE NEUTRAL FUND (WAVLX)

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at http://www.wavelengthfunds.com/funds. You can also get this information at no cost by calling 1-866-896-9292 or by sending an e-mail request to Fulfillment@ultimusfundsolutions.com. The current Prospectus and Statement of Additional Information dated September 28, 2021 are incorporated by reference into this Summary Prospectus.

As of January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at 1-866-896-9292 or, if you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-866-896-9292. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this disclosure to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or at your financial intermediary.

INVESTMENT OBJECTIVE

The Wavelength Interest Rate Neutral Fund (the “Fund”) seeks total return.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.95%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.30%
Acquired Fund Fees and Expenses(1)	0.21%
Total Annual Fund Operating Expenses	1.46%
Fee Reductions and/or Expense Reimbursements(2)	(0.26%)
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursement	1.20%
(1)	“Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Reductions and/or Expenses Reimbursement” will not correlate to the ratios of expenses to the average net assets in the Fund’s Financial Highlights, which reflect the operating expenses of the Fund and do not include “Acquired Fund Fees and Expenses.”

(2)	Wavelength Capital Management, LLC (the “Adviser”) has contractually agreed, under an interim expense limitation agreement (the “Interim Expense Limitation Agreement”), until October 1, 2025 to reduce Management Fees and reimburse Other Expenses to the extent necessary to limit Total Annual Fund Operating Expenses (exclusive of brokerage costs, taxes, interest, borrowing costs such as interest and dividend expenses on securities sold short, Acquired Fund Fees and Expenses, and extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding 0.99% of average daily net assets of the Fund. Management Fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years after the date on which such fees and expenses were incurred, provided that the repayments do not cause Total Annual Fund Operating Expenses (exclusive of such reductions and reimbursements) to exceed (i) the expense limitation then in effect, if any and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. Prior to October 1, 2025, this agreement may not be modified or terminated without the approval of the Board of Trustees (the “Board”) of the Ultimus Managers Trust (the “Trust”). It is expected that the Interim Expense Limitation Agreement will terminate automatically if the Fund’s interim investment advisory agreement with the Adviser is terminated; provided, however, the Adviser has contractually agreed to a new expense limitation agreement with similar terms as the Interim Expense Limitation Agreement that will become effective upon the approval of a new investment advisory agreement between the Adviser and the Trust, on behalf of the Fund, and the termination of the interim investment advisory agreement.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the operating expenses of the Fund remain the same and the contractual agreement to limit expenses remains in effect only until October 1, 2025. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$122	$381	$690	$1,649

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund aims to achieve its investment objective by seeking to establish a balance of investment exposure across possible interest rate environments using global fixed income instruments, while buying and selling securities with a target of maintaining this balance amidst changing market and economic conditions. The Fund’s portfolio holdings will primarily include securities sold on United States (“U.S.”) exchanges and may include bonds (including government and inflation-linked bonds, the latter of which are U.S. and foreign government bonds with a nominal return indexed to inflation), exchange-traded funds (“ETFs”), and derivative instruments (including futures contracts and exchange-traded notes (“ETNs”)). Investments represented by the ETFs and derivative instruments that the Fund may hold are likely to include, but are not limited to, developed -market government bonds, developed-market inflation-linked government bonds, emerging market U.S. Dollar-denominated fixed-income securities, sovereign debt, corporate debt, and convertible bonds. The Fund defines emerging market securities as those that provide exposure to companies that are domiciled in any country, or are issued by any country, included in the Bloomberg Barclays USD Emerging Markets Total Return Index. Depending on market conditions, the Fund’s portfolio structure, and other factors considered by the Adviser, the Fund’s portfolio may at times consist primarily of ETFs or primarily of the individual securities noted above.

The Adviser will not target any particular average credit quality or average maturity for the Fund. The Fund may purchase (directly or indirectly) fixed-income securities of any credit quality, maturity or yield. The Adviser intends to limit the Fund’s investment (direct or indirect) in high yield securities (junk bonds) to not more than 50% of its net assets.

The Adviser uses quantitative investment models for macroeconomic analysis, risk management, and portfolio construction purposes. To implement this investment process, and to facilitate efficiency and repeatability, the Adviser has automated many of the rules used in these areas. That is, the Adviser often creates and uses proprietary software that can automatically gather the data required for analysis, quantitatively evaluate investments as needed for portfolio construction, and generate target portfolio holdings on behalf of the Fund.

In implementing the Fund’s investment strategy, the Adviser uses an “interest rate neutral” strategy, which means that the Adviser seeks to construct a portfolio with a “neutral” exposure to potential interest rate movements. Specifically, the Adviser targets the base interest rate in the U.S. economy, which is the federal funds rate, and seeks to achieve a neutral exposure to that rate. The Adviser believes that the macroeconomic conditions of growth and inflation are the two principal factors that influence the Federal Reserve’s decisions related to the federal funds rate. As such, the Adviser measures instruments’ statistical relationships with growth conditions and inflation conditions, and seeks to create a balance within the Fund’s portfolio of investment exposure between, on the one hand, instruments that the Adviser believes benefit when each such condition is rising, and, on the other hand, instruments that the Adviser believes benefit when each such condition is falling. Through this balance, the Adviser seeks to establish a portfolio that will likely be neutral (i.e., not materially affected) by movements in the U.S. interest rate environment. There is no assurance that the Adviser will be able to achieve a “neutral” exposure to potential interest rate environments within the portfolio.

The inputs the Adviser will use in targeting this balanced investment exposure include

1.	Macroeconomic inputs related to economic growth (e.g., changes in gross domestic product and industrial production) and inflation (e.g., changes in the consumer price index). In this regard, the Adviser evaluates fundamental relationships between asset classes and macroeconomic conditions as experienced over the long-term.

2.	Quantitative inputs related to investment exposure (e.g., the standard deviation of investment returns and their maximum experienced losses over multiple timeframes). In this regard, the Adviser evaluates statistical measures of investment exposure for each market in which investments are made.

The Fund’s investment strategy is based on establishing a balance of investment exposure across possible interest rate environments using fixed-income instruments, and the Adviser will buy and sell securities with a target of maintaining this balance amidst changing market and economic conditions. The Fund may use ETFs as a means of implementing its strategy; and, when it does, the Fund’s returns from such ETFs are expected to be derived primarily from their total return. At times, a large portion of the Fund’s portfolio may be invested in ETFs.

The Fund will typically use derivative instruments, including but not limited to futures contracts and ETNs, in seeking to achieve its investment objective, subject to applicable law and any other restriction described in this Prospectus or the Fund’s Statement of Additional Information (“SAI”). The term “derivative” instruments generally refers to instruments that have a value based on (“derived from”) the value of an underlying asset, reference rate, index or some other variable. Futures contracts are contractual agreements related to future financial obligations, and the futures that the Fund will hold will primarily be U.S. government bond futures. Synthetic leverage, including long and short exposures (but not borrowing of securities), may be created through futures transactions made by the Fund. The Fund’s use of derivative instruments can have the economic effect of financial leverage which increases the effect of price swings of an underlying asset. This can result in the potential for both greater gains and greater losses for the Fund than would be possible if the Fund did not use instruments with the economic effect of financial leverage. The percentage of the Fund’s assets invested in derivatives will fluctuate but collectively could represent economic exposure of 100% or more of the total assets of the Fund. While the use of derivative instruments is intended to reduce volatility, this can also cause the Fund’s net asset value (“NAV”) to be volatile, and there is no assurance that the use of derivative instruments will enable the Fund to achieve its investment objective. The rules and interpretations of the Investment Company Act of 1940, as amended (the “1940 Act”) impose certain limitations on the Fund’s ability to use leverage.

At times, a significant portion of the Fund’s assets may also be held in cash or equivalent holdings that serve as collateral for other positions and earn income for the Fund. These cash or equivalent holdings may be held directly or indirectly and may include, but are not limited to, U.S. government securities, U.S. government agency securities, short-term fixed-income securities, overnight and/or fixed term repurchase agreements, money market mutual fund shares, and cash and cash equivalents with one year or less term to maturity.

Over short-to-medium periods of time, the Adviser expects the Fund’s NAV to fluctuate and exhibit volatility due in part to the use of derivative instruments and their potential effect of financial leverage, in addition to the expected levels of fluctuation within financial markets. The volatility of the Fund’s NAV is measured by the annualized standard deviation of its return. While the Fund’s holdings are intended to reduce the effect of market volatility, the Adviser generally expects that the annualized volatility target for the Fund’s NAV will generally range between 5% and 15% of the Fund’s total return. Actual or realized volatility can and will differ from this target forecast range and may be higher or lower depending on market conditions.

PRINCIPAL RISKS

As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund. The success of the Fund’s investment strategy depends largely upon the Adviser’s skill in selecting securities for purchase and sale by the Fund and there is no assurance that the Fund will achieve its investment objective. Because of the types of securities in which the Fund invests and the investment techniques the Adviser uses, the Fund is designed for investors who are investing for the long term. The Fund may not be appropriate for use as a complete investment program. The principal risks of an investment in the Fund are generally described below.

Asset Allocation Risk. The Fund invests in a broad array of asset classes and may allocate assets to an asset class that underperforms other asset classes. For example, the Fund may be overweight in instruments tied to rising growth, i.e. convertible bonds, when the stock market is falling and the fixed-income market is rising.

CFTC Regulation Risk. To the extent the Fund makes investments regulated by the Commodity Futures Trading Commission (the “CFTC”), the Fund intends to do so in accordance with Rule 4.5 under the Commodity Exchange Act, as amended (“CEA”). The Adviser, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 and therefore, the Adviser is not subject to registration or regulation as a commodity pool operator under the CEA. If the Adviser is unable to comply with the requirements of Rule 4.5, the Adviser may be required to modify the Fund’s investment strategies or be subject to CFTC registration requirements, either of which may have an adverse effect on the Fund.

Convertible Securities Risk. The Fund may buy securities convertible into common stock. Although to a lesser extent than with fixed-income securities, the market value of convertible bonds tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible bonds tends to vary with fluctuations in the market value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Counterparty Credit Risk. The Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. In these types of transactions, the counterparty represents the other party involved in a financial transaction with the Fund. The Fund’s use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those related to ordinary portfolio securities transactions. These include the risk that the counterparty will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement without having to sell other Fund holdings for non-investment related reasons.

Derivatives Risk. The use of derivative instruments requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling stocks. If the Adviser uses a derivative instrument at the wrong time or incorrectly identifies market conditions, or if the derivative instrument does not perform as expected, these strategies may significantly reduce the Fund’s return. Derivative instruments may be difficult to value, may be illiquid and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. In addition, the cost of investing in such instruments generally increases as interest rates increase, which will lower the Fund’s return.

The Fund may maintain a substantial amount of its assets in cash and cash equivalents as required under U.S. Securities and Exchange Commission (“SEC”) rules.

In addition, the Fund’s use of futures contracts creates leverage, which can magnify the Fund’s potential for gain or loss and therefore amplify the effect of market volatility on the Fund’s share price. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

Emerging Markets Risk. Investments in emerging markets involve all of the risks of foreign investments (see below), and also have additional risks. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. Many emerging markets companies in the early stages of development are dependent on a small number of products and lack substantial capital reserves. In addition, emerging markets often have less developed legal and financial systems. These markets often have provided significantly higher or lower rates of return than developed markets and usually carry higher risks to investors than securities of companies in developed countries.

ETF and Other Investment Company Risk. The Fund may invest in ETFs and other investment companies. Through its positions in ETFs and other investment companies, the Fund will be subject to the risks associated with such vehicle’s investments, including the possibility that the value of the securities or instruments held by an ETF or other investment company could decrease (or increase). Certain of the ETFs or other investment companies in which the Fund may invest may hold common portfolio positions, thereby reducing any diversification benefits. Investments in ETFs and other investment companies are also subject to additional risks, including:

Expenses. When the Fund invests in ETFs and other investment companies, your cost of investing in the Fund will generally be higher than the cost of investing directly in ETFs or other investment companies, since you will indirectly bear fees and expenses charged by the underlying ETFs and investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses.

Fund of Funds Structure. The use of a fund of funds structure could affect the timing, amount, and character of the Fund’s distributions and therefore may increase the amount of your tax liability.

Market Value Risk. The market value of an ETF’s shares may differ from its NAV. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF trades at a premium (creating the risk that the Fund pays more than NAV for an ETF when making a purchase) or discount (creating the risks that the Fund’s NAV is reduced for undervalued ETFs it holds, and that the Fund receives less than NAV when selling an ETF).

ETN Risk. The Fund may invest in ETNs, which are notes representing unsecured debt of the issuer whose returns are linked to a particular index. The ETNs are synthetic, and the Fund has no claim on the reference assets. ETNs held by the Fund are typically linked to the performance of a commodities index that reflects the potential return on leveraged and unleveraged investments in futures contracts of physical commodities, plus interest that could be earned on cash collateral, and minus the issuer’s fee. The value of an ETN may be influenced by fluctuations in the values of the underlying assets or instruments, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying markets, changes in applicable interest rates, and changes in the issuer’s credit rating. The Fund will bear any fees and expenses associated with investment in ETNs, which will reduce the amount of return on investment at maturity or redemption. There may be restrictions on the Fund’s right to redeem its investment in an ETN meant to be held to maturity. There are no periodic interest payments for ETNs and principal is not protected. It may be difficult for the Fund to sell its ETN holdings. Investments in ETNs may also subject the Fund to other risks, including credit and counterparty risk, interest rate risk, leverage risk and tax risk.

Foreign Investing Risk. The Fund may invest in foreign securities that trade on U.S. exchanges or indirectly (i.e. through ETFs or other investment companies) in foreign securities that trade on foreign exchanges. Foreign securities markets can be volatile and securities prices can change drastically. Foreign investments may be adversely affected by governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets or imposition of higher taxes. Investments in foreign securities involve risks resulting from differences in regulations to which U.S. and foreign markets are subject. These risks include differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights and greater transaction costs. The foregoing risks are more pronounced in investments in securities of issuers that are located in or have substantial operations in emerging market countries because such countries tend to develop sporadically and the securities may have lower trading volumes and less liquidity than developed markets.

Futures Contract Risk. Transactions in derivative instruments (e.g., futures) involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, indices, the other financial instruments’ prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge (if the derivative instrument is being used for hedging purposes); tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed the amount invested in these instruments. In addition, the entire premium paid for purchased options may be lost before they can be profitably exercised. Transaction costs are incurred in opening and closing positions.

The successful use of futures contracts depends upon the Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations, including:

●	imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract;

●	possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired;

●	losses caused by unanticipated market movement, which are potentially unlimited;

●	the Adviser’s inability to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors;

●	the possibility that a counterparty will default in the performance of its obligations;

●	the possibility that the Fund may have insufficient cash and have to sell securities from its portfolio to meet the daily variation margin requirements at a time when it may be disadvantageous to do so;

●	the possibility that a failure to close a position may result in delivery of an illiquid commodity to the Fund or that rapid selling to avoid delivery may result in unfavorable execution prices; and

●	possible inefficiencies that are created by the need to “roll contracts” (i.e., sell out of a contract that is nearing delivery or settlement in favor of a contract with a delivery or settlement date that is further into the future).

Inflation Risk. Inflation risk is the risk that the price of an asset, or income generated by an asset, will not keep up with the cost of living. Almost all financial assets have some inflation risk.

Interest Rate Risk. The price of a fixed-income security is dependent, in part, upon prevailing market interest rates. The share price and total return of the Fund, when investing a significant portion of its assets in fixed-income securities, will vary in response to changes in interest rates. A rise in interest rates will generally cause the value of fixed-income securities to decrease. Conversely, a decrease in interest rates will generally cause the value of fixed-income securities to increase. Consequently, changes in interest rates may have a significant effect on the Fund, especially if the Fund is holding a significant portion of its assets in fixed-income securities that are particularly sensitive to interest rate fluctuations, such as fixed-income securities with long-term maturities, zero coupon bonds, and debentures. This risk may be heightened given the historically low interest rate environment and likelihood of increases in those interest rates in the future. A rise or potential rise in interest rates may increase redemptions, which could require the Adviser to liquidate portfolio securities at disadvantageous prices and times, resulting in losses to the Fund.

Investment Grade Securities Risk. Investment grade fixed-income securities are assigned credit ratings by ratings agencies based on their assessment of the creditworthiness or risk of default of a bond issue. Ratings agencies review, from time to time, such assigned ratings of the securities and may subsequently downgrade the rating if economic circumstances affect the relevant bond issue.

Investment Model and Computer Software Risk. The Adviser relies heavily on quantitative investment models to assist with security selection. The Adviser’s extensive use of its quantitative models and proprietary software presents certain additional risks. Specifically, the Adviser cannot guarantee that the data used in the models will be accurate or complete. Moreover, the computer software, whether proprietary or obtained from third-parties, may fail or may have errors that go undetected by the Adviser. If issues are present in the data used by the Adviser or if there are errors in the computer software used by the Adviser, there may be adverse impacts to the Fund, including a decline in the Fund’s NAV. The Fund is at risk for any adverse financial impacts resulting from deficiencies in the Adviser’s quantitative investment process.

Issuer/Credit Risk. There is a possibility that issuers of securities in which the Fund may invest may default on the payment of interest or principal on the securities when due, which could cause the Fund to lose money.

High Yield Bond (Junk Bond) Risk. Fixed-income securities rated below Baa by Moody’s Investors Service, Inc. (“Moody’s”) and BBB by S&P Global Ratings (“S&P”) or Fitch Ratings, Inc. (“Fitch”) and unrated securities of similar credit quality are generally considered speculative in nature and are generally subject to greater risks with respect to the non-payment of interest and principal and greater market fluctuations than higher-rated fixed-income securities. Lower-rated fixed-income securities are usually issued by companies without long track records of sales and earnings, or by companies with questionable credit strength. These fixed-income securities are considered below “investment grade.” The retail secondary market for these “junk bonds” may be less liquid than that of higher-rated fixed-income securities, and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund’s NAV. These risks can reduce the value of the Fund’s shares and the income it earns. Lower-rated securities carry a greater risk of default than investment grade securities.

Leverage Risk. Futures contracts, forward contracts, swaps and certain other derivatives provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. The NAV of the Fund when employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

Liquidity Risk. Liquidity risk is the risk that a particular investment cannot be sold at the advantageous time or price. For example, if a fixed-income security is downgraded or drops in price, the market demand for that security may be limited, making that security difficult to sell. Additionally, the market for certain securities may become illiquid under adverse market or economic conditions. A reduction in dealer market-making capacity in the fixed -income markets also has the potential to decrease liquidity for fixed-income securities as a general matter. A potential rise in interest rates may result in periods of volatility and increased redemptions. Increases in redemptions may require the Adviser to liquidate portfolio securities at disadvantageous prices and times, which could reduce the Fund’s returns. Also, investments in derivatives, non-U.S. investments, restricted securities, securities having small market capitalizations, and securities having substantial market and/or credit and counterparty risk tend to involve greater liquidity risk.

Management Style Risk. The Adviser’s method of security selection may not be successful and the Fund may underperform relative to its benchmark index or to other mutual funds that employ similar investment strategies. In addition, the Adviser may select investments that fail to perform as anticipated. The ability of the Fund to meet its investment objective is directly related to the success of the Adviser’s investment process and there is no guarantee that the Adviser’s judgments about the attractiveness, value and potential appreciation of a particular investment for the Fund will be correct or produce the desired results.

Market Risk. Market risk is the risk that the value of the securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Adviser’s control, including fluctuation in interest rates, the quality of the Fund’s investments, economic conditions and general market conditions. Certain market events could cause turbulence in financial markets, and reduced liquidity in equity, credit and fixed income markets, such as changes in governments’ economic policies, political turmoil, environmental events, trade disputes, and epidemics or other public health issues, which may negatively affect many issuers domestically and around the world. During periods of market volatility, security prices (including securities held by the Fund) could change drastically and rapidly and, therefore, adversely affect the Fund.

Maturity Risk. Maturity risk is another factor that can affect the value of the Fund’s fixed-income security holdings. In general, but not in all cases, the longer the maturity of a fixed-income security, the higher its yield and the greater its price sensitivity to changes in interest rates. Certain market conditions, such as inverted yield curves, may indicate that securities with longer maturities may result in lower yields. Conversely, the shorter the maturity, the lower the yield but the greater the price stability. The Fund will be subject to greater maturity risk to the extent it is invested in fixed-income securities with longer maturities.

Money Market Mutual Funds. Although a money market fund seeks to maintain the value of an investment at $1.00 per share, there is no assurance that it will be able to do so, and it is possible to lose money by investing in a money market fund. The Fund will incur additional indirect expenses due to acquired fund fees and other costs to the extent it invests in shares of money market mutual funds.

Political Risk. Changes in the political status of any country can have profound effects on the value of investments exposed to that country. Related risk factors are the regulatory environment within any country or industry and the sovereign health of the country. These risks can only be reduced by carefully monitoring the economic, political and regulatory atmosphere within countries and diversifying across countries.

Reinvestment Risk. As issuers pay interest or return capital to investors, there is no guarantee that investors will be able to reinvest these payments and receive rates equal to or better than their original investment. If interest rates fall, the rate of return available to reinvested money will also fall. For example, purchasers of a 30-year, 5% coupon bond can anticipate that they will receive a 5% return on their original capital, but unless they can reinvest all of the interest receipts at or above 5%, the total return over 30 years will be below 5%. The higher the coupon and prepayment risk, the higher the reinvestment risk. An investor who plans on spending (as opposed to reinvesting) the income generated by his portfolio is less likely to be concerned with reinvestment risk and more likely to be concerned with inflation and interest rate risk than is an investor who will be reinvesting all income.

Sovereign Debt Risk. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is limited legal recourse for collecting sovereign debt that a government does not pay.

Taxation Risk. The Fund has elected and expects to qualify and be treated each taxable year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. In order to qualify as a regulated investment company, the Fund must meet certain requirements. One of these requirements is that at least 90% of the Fund’s gross income in each taxable year be derived from certain sources (referred to below as “qualifying income”). The Fund invests in a manner that is consistent with its current understanding of these requirements. The U.S. Congress, the Internal Revenue Service or the Treasury Department can change or clarify these requirements at any time, possibly with retroactive effect. If Congress, the Treasury Department or the Internal Revenue Service were to take any action that altered the current understanding of these requirements, certain types of income representing a significant portion of the Fund’s gross income may not constitute qualifying income. In that case, the Fund could be forced to change the manner in which it pursues its investment strategy. In addition, it is not certain under current law whether the income and gain derived from particular investments, such as the Fund’s investments in commodity-linked ETNs, constitute qualifying income to the Fund. Notwithstanding the foregoing, the Fund believes that the income and gain that it derives from its investments in commodity-linked ETNs should constitute qualifying income to the Fund. If the income from commodity-linked ETNs were determined by the Internal Revenue Service to not constitute qualifying income (together with any other non-qualifying income of the Fund) and the non-qualifying income represented more than 10% of the Fund’s gross income in any taxable year, the Fund could in some cases cure such failure of the gross income requirement by following certain procedural requirements and paying a Fund-level tax. If the Fund could not or did not cure such failure, it would cease to qualify for the special tax treatment accorded regulated investment companies under federal income tax law and the Fund would be liable for federal income tax at regular corporate income tax rates (approximately 21%) on all of its income for that taxable year. This would likely materially reduce the investment return to the Fund’s shareholders. Shareholders should consult with their tax advisors with respect to the specific tax consequences of an investment in the Fund. Please see the Fund’s SAI for more information.

Treasury Inflation-Protected Securities (“U.S. TIPS”) and Inflation-Linked Bonds Risk. The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-protected securities. If the Fund purchases inflation-protected securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. The inflation protected securities markets are generally much smaller and less liquid than the nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.

U.S. Government Securities Risk. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Certain of the government agency securities the Fund may purchase are backed only by the credit of the government agency and not by full faith and credit of the United States.

Volatility Risk. The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s NAV per share to experience significant increases or declines, generally between 5% and 15% of the Fund’s total return, in value over short periods of time.

PERFORMANCE SUMMARY

The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the one year, five year and since inception periods compare with those of a broad-based securities market index. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-866-896-9292 or by visiting the Fund’s website at www.wavelengthfunds.com.

Calendar Year Returns*

*	The Fund’s year-to-date return through June 30, 2021 is 0.79%.

Quarterly Returns During This Time Period

Highest	7.20% (quarter ended June 30, 2020)
Lowest	(5.42%) (quarter ended March 31, 2020)

			Since
Average Annual Total			Inception
Returns for Periods	One	Five	(September
Ended December 31, 2020	Year	Year	27, 2013)
Return Before Taxes	8.29%	6.56%	4.02%
Return After Taxes on Distributions	7.36%	5.41%	2.93%
Return After Taxes on Distributions and Sale of Fund Shares	4.95%	4.62%	2.63%
S&P/BG Cantor 0-3 Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	0.55%	1.13%	0.79%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as a 401(k) plan or an individual retirement account (“IRA”).

MANAGEMENT OF THE FUND

Wavelength Capital Management, LLC is the Fund’s investment adviser.

Investment
Portfolio	Experience with	Primary Title
Manager	the Fund	with Adviser
Andrew Dassori	Manager of the Fund since its inception in 2013	Chief Investment Officer and Managing Director of the Adviser

PURCHASE AND SALE OF FUND SHARES

Minimum Initial Investment

The minimum investment is $10,000 for regular accounts.

Minimum Additional Investments

The minimum additional investment is $100 for regular accounts ($50 for IRAs and UGMA/UTMA accounts).

General Information

You may purchase or redeem (sell) shares of the Fund on each day that the New York Stock Exchange (“NYSE”) is open for business. Transactions may be initiated by written request, by telephone or through your financial intermediary. Written requests to the Fund should be sent to Wavelength Interest Rate Neutral Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. For more information about purchasing and redeeming shares, please see “How to Buy Shares” and “How to Redeem Shares” in this Prospectus or call 1-866-896-9292 for assistance.

TAX INFORMATION

The Fund’s distributions are generally taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker -dealer or any other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. These payments are sometimes referred to as “revenue sharing”. Ask your salesperson or visit your financial intermediary’s website for more information.